UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2019

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2019, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. At the meeting, eleven matters were considered and acted upon by holders of voting shares.

1.	To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2022.

2.	To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2022.

3.	To elect David E. Rapley as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2022.

4.
To approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31, 2018, contained in Appendix A of the proxy statement (in accordance with requirements applicable to U.K. companies).

5.
To approve an amendment to the Liberty Global 2014 Incentive Plan (As Amended and Restated effective February 24, 2015) to increase the number of ordinary shares authorized under such plan from 105,000,000 to 155,000,000.

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2019.

7.
To appoint KPMG LLP (U.K.) as Liberty Global's U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global's board of directors to determine the U.K. statutory auditor's compensation.

9.
To approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global's directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form of agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2019 annual general meeting of shareholders.

10.
To authorize Liberty Global's board of directors in accordance with Section 551 of the Act to exercise all powers to allot shares in Liberty Global and to grant rights to subscribe for or to convert any security into shares of Liberty Global.

11.
To authorize Liberty Global's board of directors in accordance with Section 570 of the Act to allot equity securities (as defined in Section 560 of the Act) pursuant to the authority contemplated by resolution 10 for cash without the rights of pre-emption provided by Section 561 of the Act.

Resolutions 1 through 10 passed, each receiving a majority of the votes cast. Resolution 11 required the approval of 75% of the votes cast and did not receive sufficient votes to pass. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below. Our Class A ordinary shares carry one vote per share, our Class B ordinary shares carry ten votes per share and our Class C ordinary shares are non-voting.

Resolutions 1, 2 and 3 - Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Andrew J. Cole	222,576,744	64,363,954	890,839	11,550,333
Richard R. Green	248,723,141	38,217,173	891,223	11,550,333
David E. Rapley	247,227,761	39,712,541	891,235	11,550,333

Resolution 4 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
218,874,765	68,025,792	930,949	11,550,333

Resolution 5 - Approval of amendment to Liberty Global 2014 Incentive Plan (As Amended and Restated February 24, 2015):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
211,620,562	75,308,975	902,000	11,550,333

Resolution 6 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
296,735,738	1,233,022	1,413,110	—

Resolution 7 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
296,773,061	1,189,649	1,419,160	—

Resolution 8 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
297,845,021	449,270	1,087,579	—

Resolution 9 - Authorization of the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in its capital:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
284,102,866	2,701,560	1,027,111	11,550,333

Resolution 10 - Authorization to exercise all powers to allot shares in Liberty Global and to grant rights to subscribe for or to convert any security into shares of Liberty Global:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
211,012,687	87,205,395	1,163,788	—

Resolution 11 - Authorization to allot equity securities pursuant to the authority contemplated by Resolution 10 for cash without rights of pre-emption:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
210,993,553	87,215,889	1,172,428	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ MICHELLE L. KEIST
Michelle L. Keist
Vice President

Date: June 14, 2019

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